Exhibit 4.1

CERTIFICATE NUMBER		SHARES

SPECIMEN	Incorporated under the laws of the Commonwealth of Virginia	SPECIMEN
201 Volvo Parkway • Chesapeake, Virginia 23320

THIS CERTIFIES THAT		SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE OWNER OF

VOID

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.625 EACH OF THE COMMON STOCK OF HAMPTON ROADS BANKSHARES, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The certificate and the shares represented hereby are issued, and shall be held, subject to all of the provisions of the Articles of Incorporation of the Corporation and the Bylaws of the Corporation, and all amendments to each thereof, to all of which the holder, by the acceptance hereof, assents.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers.

DATED:

CORPORATE SIGNATURE	CORPORATE SIGNATURE

VOID	SHAREHOLDER

CERTIFICATE NUMBER

SHARES

	PLAN NUMBER	DATED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	_______________________________
(Cust)
TEN ENT	—	as tenants by the entireties		as Custodian for

JT TEN	—	as joint tenants with right		_______________________________
OR		of survivorship and not as		(Minor)
JT TEN WROS		tenants in common		under the _______________________
(State)
Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For Value Received _________________ hereby sell, assign, and transfer unto

Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	, 20

In presence of:

Witness	Owner

Owner
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

VOID